UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934

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STONEMOR INC.

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Leading Independent Proxy Advisory Firm ISS Recommends StoneMor Stockholders Vote “FOR” the Transaction with Axar Affiliate

BENSALEM, PA – October 12, 2022 – StoneMor Inc. (NYSE: STON) (“StoneMor” or the “Company”), a leading owner and operator of cemeteries and funeral homes, today announced that leading independent proxy advisory firm Institutional Shareholder Services, Inc. (“ISS”) has recommended that stockholders vote “FOR” the pending transaction with a subsidiary of Axar Capital Management, LP (“Axar”) at the Company’s upcoming Special Meeting of Stockholders (the “Special Meeting”) scheduled for November 1, 2022.

In its October 10, 2022 report, ISS noted1:

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“The merger consideration is above the estimated values of the fairness opinion….The merger consideration represents a 67.5 percent premium over the price on the unaffected date and a 54.2 percent premium over the price on the day prior to the announcement…”

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“Shareholders are receiving a premium, there is a downside risk of non-approval, and the cash consideration provides liquidity and certainty of value.  In light of these factors, support for the proposed transaction is warranted.”

“The Company is pleased that ISS shares its belief that the transaction with Axar is in the best interests of all StoneMor stockholders and supports the Board’s recommendation that stockholders vote FOR the transaction,” said Joe Redling, StoneMor’s President and Chief Executive Officer.  “The transaction with Axar delivers significant, immediate and certain value to our public stockholders, eliminating their exposure to the execution risks and significant macroeconomic headwinds associated with continuing as a standalone company. The Company strongly urges all of its stockholders to follow the recommendation of ISS by voting “FOR” this value-maximizing transaction.”

The Special Meeting will be held virtually at 4:00 p.m., Eastern time, on Tuesday, November 1, 2022. Stockholders will be able to attend the Special Meeting, vote and submit questions during the Special Meeting via live webcast by visiting www.virtualshareholdermeeting.com/STON2022SM. To attend the Special Meeting via live webcast, stockholders must have their sixteen-digit control number that is shown on the proxy card accompanying the proxy statement that was sent to them starting on September 23, 2022. Stockholders will not be able to attend the Special Meeting in person.

1 Permission to use quotes neither sought nor obtained.

Subject to satisfaction of the conditions to closing, the transaction is currently expected to close in the fall of 2022. The transaction requires the approval by holders of a majority of the outstanding common stock of StoneMor and by the holders of a majority of the outstanding common stock of StoneMor not owned by Axar or any of StoneMor’s directors or executive officers or members of their immediate families.

About StoneMor Inc.

StoneMor Inc., headquartered in Bensalem, Pennsylvania, is an owner and operator of cemeteries and funeral homes in the United States, with 302 cemeteries and 74 funeral homes in 23 states and Puerto Rico. StoneMor’s cemetery products and services, which are sold on both a pre-need (before death) and at-need (at death) basis, include: burial lots, lawn and mausoleum crypts, burial vaults, caskets, memorials, and all services which provide for the installation of this merchandise. For additional information about StoneMor Inc. please visit StoneMor’s website, and the investors section, at http://www.stonemor.com.

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained in this press release, including, but not limited to, the anticipated closing time frame and the effects of the merger on the Company, are forward-looking statements. Generally, the words “believe,” “may,” “will,” “would,” “estimate,” “continue,” “anticipate,” “intend,” “project,” “expect,” “predict” and similar expressions identify these forward-looking statements. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current beliefs, expectations, plans, assumptions and objectives of the Company and are subject to significant risks and uncertainties.  All forward-looking statements speak only as of the date as of which they are made. These statements are not guarantees and involve certain risks, uncertainties and assumptions concerning future events that are difficult to predict. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, the risk that the proposed transaction may not occur, the risk of unexpected costs or liabilities, the risk that certain closing conditions may not be timely satisfied or waived, the risk of litigation, the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock, and the risk that general and business conditions may change. When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements set forth in StoneMor’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and the other reports that StoneMor files with the Securities and Exchange Commission (the “SEC”, from time to time. Except as required under applicable law, StoneMor assumes no obligation to update or revise any forward-looking statements made herein or any other forward-looking statements made by it, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

Information regarding the ownership of the Company’s directors and executive officers in the Company’s common stock is included in their SEC filings on Forms 3, 4, and 5, which can be found through the Company’s website (http://www.stonemor.com), or through the SEC’s website at www.sec.gov. Information can also be found in the Company’s other SEC filings, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2021. More detailed and updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the Proxy Statement and other materials filed or to be filed with the SEC in connection with the proposed transaction. Stockholders can obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by the Company with the SEC for no charge at the SEC’s website at www.sec.gov. Copies are also available at no charge at the Company’s website at http://www.stonemor.com or by writing to StoneMor at StoneMor Inc., 3331 Street Road, Suite 200, Bensalem, PA 19020.

Participants in the Solicitation

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the proposed transaction and any other matters to be voted on at the Special Meeting. Information regarding the Company’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in the Company’s Proxy Statement dated September 20, 2022 for the Special Meeting, which was filed with the SEC on September 20, 2022. Company stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of Company directors and executive officers in the proposed transaction, which may be different than those of Company stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the proposed transaction. Stockholders may obtain free copies of these documents using the sources indicated above.

CONTACT
Investor Relations
StoneMor Inc.
(215) 826-4438